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                                                                   EXHIBIT 10.23

                      SECOND AMENDMENT TO CREDIT AGREEMENT

            This SECOND AMENDMENT TO CREDIT AGREEMENT dated as of August 3, 2000 (this "Second Amendment"), among AMBAC FINANCIAL GROUP, INC. ("AMBAC Financial"), AMBAC ASSURANCE CORPORATION ("AMBAC Assurance"; together with AMBAC Financial, the "Borrowers"), the various commercial lending institutions as are or may become parties thereto (collectively, the "Lenders"), CITIBANK, N.A. ("Citibank"), as documentation agent (the "Documentation Agent"), BANK ONE, NA ("Bank One", formerly The First National Bank of Chicago), as co-agent (the "Co-Agent"), and THE BANK OF NOVA SCOTIA ("BNS"), acting through its New York Agency, as arranger and administrative agent (the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

            WHEREAS, the Borrowers, the Lenders and the Agents are parties to that certain Credit Agreement dated as of August 3, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement");

            WHEREAS, the parties to the Existing Credit Agreement wish to amend the Existing Credit Agreement as set forth below; and

            WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement as provided below (the Existing Credit Agreement, as so amended by this Second Amendment, being referred to as the "Credit Agreement");

            NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

            SECTION 1.1 Certain Definitions. The following terms (whether or not underscored) when used in this Second Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

            "Borrowers" is defined in the preamble.

            "Credit Agreement" is defined in the third recital.

            "Existing Credit Agreement" is defined in the first recital.
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            "Second Amendment" is defined in the preamble.

            "Second Amendment Effective Date" is defined in Section 3.1.

            "Lenders" is defined in the preamble.

            SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Second Amendment with such meanings.

                                     PART II
                                AMENDMENT TO THE
                            EXISTING CREDIT AGREEMENT

            Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with the terms of this Part II; except as so amended, the Existing Credit Agreement and all Exhibits and Schedules shall continue in full force and effect and are in all respects hereby ratified and confirmed.

            SECTION 2.1. The definition of "Scheduled Commitment Termination Date" in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            ""Scheduled Commitment Termination Date" means, with respect to any Lender, (a) August 3, 2001, or (b) as it may be extended from time in accordance with Section 2.7 with respect to such Lender, the applicable Extension Date."

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

            SECTION 3.1. Second Amendment Effective Date. This Second Amendment (and the amendments contained herein) shall become effective on August 3, 2000 (the "Second Amendment Effective Date"), provided that all of the conditions set forth in this Section 3.1 have been satisfied.

            SECTION 3.1.1. Execution of Counterparts. On or prior to the Second Amendment Effective Date, the Administrative Agent shall have received counterparts of this Second Amendment, duly executed and delivered on behalf of the Borrowers, all of the Lenders and the Agents.

            SECTION 3.1.2. Delivery of Officer's Certificate. The Administrative Agent shall have received from each Borrower, on the Second Amendment Effective Date, a certificate, substantially in the form of Exhibit A hereof and dated as of the Second Amendment Effective Date, of an Authorized Officer of such Borrower certifying that both before and after giving effect to this Second
Amendment: (i) the representations and warranties set forth in Article VI of the Existing Credit Agreement shall be true and correct as if then made (unless stated to relate


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solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default shall have then occurred and be continuing.

                                     PART IV
                                  MISCELLANEOUS

            SECTION 4.1. Cross-References. References in this Second Amendment to any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Second Amendment.

            SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This Second Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

            SECTION 4.3. Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            SECTION 4.4. Counterparts. This Second Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

            SECTION 4.5. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.


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            IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed by their respective officers as of the day and year first written above.

                                 AMBAC FINANCIAL GROUP, INC.

                                 By:  /s/ Robert W. Starr
                                      -------------------------------------
                                         Name: Robert W. Starr
                                         Title: Managing Director and Treasurer


                                 AMBAC ASSURANCE CORPORATION

                                 By:  /s/ Robert W. Starr
                                      -------------------------------------
                                         Name: Robert W. Starr
                                         Title: Managing Director and Treasurer


                                 THE BANK OF NOVA SCOTIA, acting
                                   through its New York Agency, as
                                   Arranger, Administrative Agent and
                                   Lender

                                 By:  /s/ Todd S. Meller
                                      -------------------------------
                                         Name: Todd S. Meller
                                         Title: Managing Director


                                 CITIBANK, N.A., as Documentation Agent and
                                   Lender

                                 By:  /s/ Sandro Heim
                                      -------------------------------
                                         Name: Sandro Heim
                                         Title: Vice President


                                 BANK ONE, NA (formerly, The First National Bank
                                   of Chicago), as Co-Agent and Lender

                                 By:  /s/ Gretchen Roetzer
                                      -------------------------------------
                                         Name: Gretchen Roetzer
                                         Title: Assistant Vice President


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                              OFFICER'S CERTIFICATE

            This Officer's Certificate is delivered pursuant to Section 3.1.2 of that certain Second Amendment to Credit Agreement dated as of August 3, 2000 (the "Second Amendment"), amending that certain Credit Agreement dated as of August 3, 1998 (together with all amendments and other modifications, from time to time made thereto, the "Credit Agreement"), among AMBAC FINANCIAL GROUP, INC., AMBAC ASSURANCE CORPORATION, the various commercial lending institutions as are or may become parties thereto, CITIBANK, N.A., as Documentation Agent, BANK ONE, NA (formerly, The First National Bank of Chicago), as co-agent, and THE BANK OF NOVA SCOTIA, acting through its New York Agency, as arranger and Administrative Agent. Unless otherwise defined herein, terms used herein have the meanings provided therefore in, or as designated pursuant to, the Second Amendment.

            The undersigned hereby certifies, represents and warrants on behalf of each of AMBAC Financial Group, Inc. and AMBAC Assurance Corporation (the "Borrowers") as follows:

      Both before and after giving effect to the Second Amendment, the representations and warranties of each of the Borrowers in the Existing Credit Agreement are true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and no Default has occurred and is continuing.

            IN WITNESS WHEREOF, I have signed my name as of the 3rd day of August, 2000.


                              By:  /s/ Robert W. Starr
                                   -------------------------------------
                                   Name: Robert W. Starr
                                   Title: Managing Director and Treasurer

            I, Anne G. Gill, Secretary of AMBAC FINANCIAL GROUP and of AMBAC ASSURANCE CORPORATION (the "Borrowers"), DO HEREBY CERTIFY that Robert W. Starr was duly elected (or appointed) as an officer of each of the Borrowers holding the office of Managing Director and Treasurer and the signature set forth above in his genuine signature.


                              By: /s/ Anne G. Gill
                                  -------------------------------
                                  Name: Anne G. Gill
                                  Title: Secretary


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